Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
Income Taxes
The following table summarizes income (loss) from continuing operations before income tax expense.

Year ended December 31, ($ in millions)	2012	2011	2010
U.S. income (loss)	$544	$(157)	$(186)
Non-U.S. income (loss)	(30)	(20)	(51)
Income (loss) from continuing operations before income tax expense	$514	$(177)	$(237)

The significant components of income tax expense from continuing operations were as follows.

Year ended December 31, ($ in millions)	2012	2011	2010
Current income tax (benefit) expense
U.S. federal	$—	$10	$11
Foreign	(24)	29	39
State and local	10	8	60
Total current (benefit) expense	(14)	47	110
Deferred income tax (benefit) expense
U.S. federal	(663)	—	(6)
Foreign	25	(5)	—
State and local	(204)	—	(7)
Total deferred benefit	(842)	(5)	(13)
Total income tax (benefit) expense from continuing operations	$(856)	$42	$97

A reconciliation of the (benefit) provision for income taxes with the amounts at the statutory U.S. federal income tax rate is shown in the following table.

Year ended December 31, ($ in millions)	2012	2011	2010
Statutory U.S. federal tax (benefit) expense	$180	$(62)	$(83)
Change in tax resulting from
Effect of valuation allowance change	(1,022)	49	175
State and local income taxes, net of federal income tax benefit	(34)	22	(16)
Tax Credits	(45)	—	—
Changes in unrecognized tax benefits	(6)	(7)	(15)
Foreign tax differential	9	30	(21)
Non-deductible expenses	12	9	4
Other, net	50	1	53
Tax (benefit) expense	$(856)	$42	$97

As discussed in Note 1, on May 14, 2012, we deconsolidated ResCap for financial reporting purposes. For U.S. federal tax purposes, however, ResCap will continue to be included in our consolidated return filing until ultimate disposition of our ownership in ResCap. Given that the Debtors are disregarded entities for U.S. tax purposes, there should not be a reduction to our net deferred tax assets as a result of the Bankruptcy filing.
Our income tax (benefit) expense from continuing operations has not naturally corresponded with our (loss) income from continuing operations before income tax for the years ended December 31, 2012, 2011, and 2010, given we had U.S. and foreign valuation allowance movements during those years. For 2012, consolidated income tax benefit from continuing operations is largely driven by a release of a portion of our U.S. valuation allowance.
As of each reporting date, we consider existing evidence, both positive and negative, that could impact our view with regard to future realization of deferred tax assets. As of December 31, 2012, we determined that positive evidence existed to conclude that it is more likely than not that ordinary-in-character deferred tax assets are realizable, and therefore, we reduced the valuation allowance accordingly. Positive evidence in this assessment consisted of forecasts of future taxable income that are sufficient to realize net operating loss carryforwards before their expiration, coupled with our emergence from a cumulative three-year U.S. pretax loss (after removing the effects of non-recurring charges and discontinued operations). Certain U.S. deferred tax assets remain offset with a valuation allowance as discussed below.
We believe it is more likely than not that the benefit for certain U.S. net operating loss, capital loss, and foreign tax credit carryforwards will not be realized. In recognition of this risk, we have provided a valuation allowance of $1.6 billion on the deferred tax assets relating to these carryforwards. In particular, the deferred tax assets and liabilities as of December 31, 2012, reflect the U.S. income tax effects of the anticipated sale of entities held-for-sale at net book value. In concluding to maintain a valuation allowance against our capital loss carryforwards, we considered the positive evidence that we have entered into agreements to sell our held-for-sale entities for amounts in excess of book value. We also considered and ultimately weighted more heavily the negative evidence that we have historically had difficulty generating significant capital gains; capital loss carryforwards have a relatively short carryforward period; the timing of disposal of the held-for-sale entities is uncertain; and the disposal of the held-for-sale entities are subject to various levels of regulatory approval in numerous countries. Successful completion during 2013 of the sales of entities currently held-for-sale may result in capital gains that would allow us to realize capital loss carryforwards. A related reversal of valuation allowance on these deferred tax assets would be recognized as an income tax benefit upon such utilization.
The significant components of deferred tax assets and liabilities are reflected in the following table.

December 31, ($ in millions)	2012	2011
Deferred tax assets
Tax credit carryforwards	$1,631	$161
Tax loss carryforwards	1,025	1,976
Mark-to-market on consumer finance receivables and loans	880	695
Equity investment in ResCap	486	—
Provision for loan losses	306	775
Hedging transactions	267	280
State and local taxes	263	186
ResCap settlement accrual	262	—
Sales of finance receivables and loans	206	182
Unearned insurance premiums	142	158
Contingency reserves	19	169
Other	247	568
Gross deferred tax assets	5,734	5,150
Valuation allowance	(1,653)	(2,274)
Net deferred tax assets	4,081	2,876
Deferred tax liabilities
Lease transactions	1,756	2,052
Basis difference in subsidiaries	454	—
Deferred acquisition costs	333	328
Debt transactions	226	32
Unrealized gains on securities	16	180
Other	112	157
Gross deferred tax liabilities	2,897	2,749
Net deferred tax assets	$1,184	$127

At December 31, 2012, we had U.S. federal and state net operating loss carryforwards and capital loss carryforwards. The federal net operating loss carryforwards of $668 million expire in the years 2025–2031. The federal capital loss carryforwards of $2.2 billion expire in the years 2014–2017. The corresponding expiration periods for the state net operating loss carryforwards of $1.7 billion and capital loss carryforwards of $3.1 billion are 2014–2032 and 2014–2017, respectively. Additionally, U.S. foreign tax credit carryforwards of $1.6 billion are available as of December 31, 2012, and expire in the years 2013–2022.
Foreign pretax income is subject to U.S. taxation when effectively repatriated. Before the third quarter of 2012, we fully provided for federal income taxes on the undistributed earnings of foreign subsidiaries except to the extent those earnings were indefinitely reinvested outside the United States. As of December 31, 2012, however, we no longer assert that any foreign earnings are indefinitely reinvested outside of the United States. This change in assertion is primarily due to the fact that agreements to sell our international operations were signed during the fourth quarter of 2012. These sales will be taxable in the United States in future periods and will result in the effective repatriation of foreign earnings. As a result of this change in assertion, all deferred tax liabilities for incremental U.S. tax that stem from temporary differences related to investments in foreign subsidiaries or foreign corporate joint ventures have been recognized as of December 31, 2012.
The following table provides a reconciliation of the beginning and ending amount of unrecognized tax benefits.

($ in millions)	2012	2011	2010
Balance at January 1,	$198	$214	$172
Additions based on tax positions related to the current year	14	11	69
Additions for tax positions of prior years	2	20	3
Reductions for tax positions of prior years	(4)	(3)	(23)
Settlements	(17)	(35)	(9)
Expiration of statute of limitations	(4)	—	(2)
Foreign-currency translation adjustments	(5)	(9)	4
Deconsolidation of ResCap and discontinued operations	(82)	—	—
Balance at December 31,	$102	$198	$214

Included in the unrecognized tax benefits balances are some items, the recognition of which would not affect the effective tax rate, such as the tax effect of certain temporary differences and the portion of gross state unrecognized tax benefits that would be offset by the tax benefit of the associated federal deduction. At December 31, 2012, 2011, and 2010, the balance of unrecognized tax benefits that, if recognized, would affect our effective tax rate is $84 million, $179 million, and $199 million, respectively.
We recognize accrued interest and penalties related to uncertain income tax positions in interest expense and other operating expenses, respectively. For the years ended December 31, 2012, 2011, and 2010, $1 million, $1 million, and $1 million, respectively, were accrued for interest and penalties with the cumulative accrued balance totaling $7 million at December 31, 2012, $178 million at December 31, 2011, and $201 million at December 31, 2010.
We anticipate the examination of various U.S. income tax returns along with the examinations by various foreign, state, and local jurisdictions will be completed within the next twelve months. As such, it is reasonably possible that certain tax positions may be settled and the unrecognized tax benefits would decrease by $22 million, which includes interest and penalties.
We file tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. Our most significant operations remaining following our commitment to sell various international operations are the United States and Canada. The oldest tax years that remain subject to examination for those jurisdictions are 2009 and 2004, respectively.